                                                                   EXHIBIT 10.17



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE NOTE UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.





$125,000                                                         JANUARY 7, 2002



                           IMAGE SENSING SYSTEMS, INC.
                      NON-INTEREST BEARING CONVERTIBLE NOTE

                  FOR VALUE RECEIVED, Image Sensing Systems, Inc., a Minnesota corporation (the "Company"), promises to pay to Anthony H. Gould, or his assigns (the "Holder"), the principal sum of One Hundred Twenty-Five Thousand Dollars ($125,000) as set forth below.

         1. PRINCIPAL AND INTEREST. No interest shall accrue on the principal balance of this Note. If not sooner converted or paid as provided below, the entire balance of principal shall be due and payable on January 7, 2007 (the "Maturity Date").

         2. CONVERSION. The Holder, at his option, may convert this Note, in whole but not in part, at any time, up to and including the Maturity Date, upon 10 days' advance written notice to the Company, into 50,000 shares of Company common stock, $.01 par value per share (the "Common Stock"), which number of shares shall be adjusted appropriately in the event of a stock split, stock dividend, reclassification, recapitalization, or similar event. Within 10 days after the conversion of this Note, the Company at its expense will issue and deliver to the Holder, upon surrender of this Note to the Company, a certificate or certificates for the number of full shares of equity securities issuable upon such conversion.

         3. REGISTRATION RIGHTS. If requested by the Holder, the Company shall register under the Securities Act of 1933, as amended, the resale of the shares of Common Stock issuable upon conversion of the Note, in accordance with the terms and conditions set forth on Appendix A attached hereto.

         4. NO VOTING RIGHTS. The Note shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights whatsoever except the rights stated herein, and no dividend or interest shall be payable or shall accrue in respect of Common Stock, until this Note shall be converted.

         5. PAYMENT. All payments of principal shall be in lawful money of the United States of America and shall be made by check or telegraphic transfer delivered to the Holder at the address or account designation furnished to the Company for that purpose. The Company


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may prepay this Note, upon 10 days' advance written notice to the Holder, (i) at any time during calendar year 2002, for the face amount and without penalty or additional fees, or (ii) at any time after April 1, 2003, for the face amount plus $25,000. The Holder may, upon 10 days' advance written notice to the Company, demand payment of this Note at any time after April 1, 2003, for the face amount and without penalty or additional fees. Within 10 days of delivery of such notice by the Holder or by the Company pursuant to this Section 5, the Company will pay the Holder the full face amount of $125,000, or, in the case of prepayment by the Company after April 1, 2003, the face amount plus $25,000.

         6. DEFAULT. If any of the events specified in this Section 6 shall occur (each, an "Event of Default"), the Holder may, so long a such condition exists, declare the entire principal amount and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company:

                  (a) Failure to Pay Debts; Voluntary Bankruptcy. If the Company fails to pay its debts generally as they become due, or if the Company files any petition, proceeding, case or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, rule, regulation, statute or ordinance (collectively, "Laws and Rules"), or any other Law and Rule for the relief of, or related to, debtors.

                  (b) Involuntary Bankruptcy. If any involuntary petition is filed under any bankruptcy or similar Law or Rule against the Company, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of the Company or any Guarantor.

                  (c) Governmental Action. If any governmental or regulatory authority takes or institutes any action that will materially affect the Company's financial condition, operations or ability to pay or perform the Company's obligations under this Note.

                  (d) Other Breach or Defaults. If the Company breaches, or defaults in any material respect under, any material term, condition, provision, representation, warranty or covenant contained in this Note that is not specifically referred to in this Section 6.

         7. WAIVER. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

         8. MISCELLANEOUS. The terms of this Note shall be construed in accordance with the laws of the State of Minnesota as applied to contracts entered into by Minnesota residents within the State of Minnesota, which contracts are to be performed entirely within the State of Minnesota.


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


         IN WITNESS WHEREOF, the Company has executed this Note as of the date set forth above.

                                       IMAGE SENSING SYSTEMS, INC.





                                       By:  /s/ William L. Russell
                                          --------------------------------------
                                          Name:   William L. Russell
                                          Title:  Chairman and Chief Executive
                                                  Officer












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
                                   APPENDIX A
                               REGISTRATION RIGHTS

         1. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

         1.1 REGISTRATION PROCEDURES AND EXPENSES. THE COMPANY SHALL:

                  (a) within 10 days of the conversion of the Note pursuant to
         Section 2 thereof, commence the preparation of a registration statement on Form S-3 (the "REGISTRATION STATEMENT") to enable the resale of the Common Stock by the Holder from time to time through the Nasdaq Stock Market or in privately negotiated transactions; and, subject to receipt of necessary information from the Holder, file the Registration Statement with the Securities and Exchange Commission ("SEC") as soon thereafter as practicable;

                  (b) use its best efforts, subject to receipt of necessary information from the Holder, to cause the Registration Statement to become effective as soon as practicable;

                  (c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding the earlier of (i) the second anniversary of the date on which this
         Note is converted pursuant to Section 2, (ii) the date on which the Holder may sell all Shares then held by the Holder without restriction by the volume limitations of Rule 144(e) of the Securities Act or (iii) such time as all shares of the Common Stock have been sold pursuant to a registration statement, and to notify the Holder promptly upon the Registration Statement and each post-effective amendment thereto being declared effective by the SEC;

                  (d) furnish to the Holder such number of copies of the Registration Statement, Prospectuses (including supplemental prospectuses) and preliminary versions of the Prospectus filed with the SEC ("PRELIMINARY PROSPECTUSES") in conformity with the requirements of the Securities Act of 1933 and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the shares of the Common Stock by the Holder; provided, however, that unless waived by the Company in writing, the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Holder shall be subject to the receipt by the Company of reasonable assurances from the Holder that the Holder will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                  (e) file documents required of the Company for normal blue sky clearance in all states requiring blue sky clearance; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                  (f) bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 1.1

         (including reasonable fees and expenses of one counsel for Holder) and the registration of the Common Stock pursuant to the Registration Statement; and

                  (g) advise the Holder, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                  With a view to making available to the Holder the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holder to sell shares of the Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Holder's shares of Common Stock may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Holder's shares of Common Stock shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Holder upon request, as long as the Holder owns any shares of Common Stock, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB, and (C) such other information as may be reasonably requested in order to avail the Holder of any rule or regulation of the SEC that permits the selling of any such shares of Common Stock without registration.

                  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1.1 that the Holder shall furnish to the Company such information regarding itself, the shares of Common Stock to be sold by the Holder, and the intended method of disposition of such securities as shall be required to effect the registration of the Common Stock.

         1.2 TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

                  (a) The Holder agrees that it will not effect any disposition of the Note or the Common Stock issuable upon conversion of the Note that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section 1.1 and as described below, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Holder or its plan of distribution.

                  (b) Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Common Stock being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) provide the Holder copies of any documents filed pursuant to Section 1.2(b)(i).

                  (c) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the shares of Common Stock for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Holder (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Holder will refrain from selling any Common Stock pursuant to the Registration Statement (a "SUSPENSION") until the Holder's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors.

                  (d) Notwithstanding the foregoing paragraphs of this Section 1.2, the Company shall use its best efforts to ensure that the Holder shall not be prohibited from selling Common Stock under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period.

                  (e) Provided that a Suspension is not then in effect, the Holder may sell shares of Common Stock under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such shares of Common Stock. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Holder and to any other parties requiring such Prospectuses. In the event of a sale of shares of Common Stock by the Holder, unless such requirement is waived by the Company in writing, the Holder must also deliver to the Company's transfer agent, with a copy to the Company, such information as may be required by the transfer agent so that the shares may be properly transferred.







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